                                                                 EXHIBIT 10.12.1

                  EXTENSION, CONSENT AND AMENDMENT AGREEMENT
                  ------------------------------------------


     This EXTENSION, CONSENT AND AMENDMENT AGREEMENT (this "Amendment"), dated
                                                            ---------
as of September 29, 1998, is made in respect of the FUNDING AGREEMENT (the

"Funding Agreement"), dated as of October 8, 1997, between CP FUNDING CORP., a
------------------
Nevada corporation, as borrower (the "Borrower"), PARK AVENUE RECEIVABLES
                                      --------
CORPORATION, a Delaware corporation ("PARCO"), as lender (in such capacity, the
                                      -----
"Lender"), THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"),
 ------                                                               -----
as funding agent for PARCO and the several APA Banks (in such capacity, the

"Funding Agent") and THE SEVERAL FINANCIAL INSTITUTIONS PARTY THERETO FROM TIME
--------------
TO TIME (the "APA Banks").
              ---------


                             W I T N E S S E T H :
                             --------------------

     WHEREAS, the Borrower, the Lender, the Funding Agent and the APA Banks (collectively, the "Parties") have entered into the Funding Agreement for the
                    -------
financing of certain purchases, from time to time, by the Borrower from AmeriCredit Financial Services, Inc. ("AFS") of motor vehicle retail installment
                                       ---
sales contracts pursuant to the Sale and Servicing Agreement (as defined below); and

     WHEREAS, the Borrower has requested the APA Banks party to the Funding Agreement on the date hereof to extend the Commitment Expiry Date and to consent to certain amendments of the Funding Agreement and certain other Basic Agreements; and

     WHEREAS, certain of such APA Banks are willing to enter into such extended and increased commitments and to consent to such other amendments; and

     WHEREAS certain other financial institutions will cease to become APA Banks or will become APA Banks, as the case may be, on the Effective Date (as defined below);

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.   SECTION   Defined Terms.
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2.
3.   "Effective Date" means the date of this Amendment as set forth above,
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which shall not be a date prior to the date on which the Funding Agent shall have determined that
each of the conditions to the effectiveness of this Amendment set forth in
Section 5 hereof shall have been satisfied.
4.
5.   "Sale and Servicing Agreement" means the Sale and Servicing Agreement,
      ----------------------------
dated as of October 8, 1997 (together with the Schedules and Exhibits thereto, and together with Annex A, the schedule of defined terms, thereto), between the Borrower, AFS as Seller and as Servicer, and Chase, as Funding Agent and as Backup Servicer, as the same may be amended, supplemented or otherwise modified and in effect from time to time.
6.
7.   Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms in Annex A to the Sale and Servicing Agreement and as amended.
8.
9.   SECTION   Amendments to Funding Agreement.  The Funding Agreement is
               -------------------------------
hereby amended, as follows:
10.
11. (A) Notwithstanding anything to the contrary in Section 2.1 (a), the Borrower shall be permitted to request up to two Fundings per calendar week, and up to 9 Fundings per calendar month.
12.
13.  (B)  Section 2.1(b) is hereby amended as follows:
14.
            (i)  by inserting the following parenthetical at the end of clause
                 (i) thereof, prior to the semicolon:

                      (it being understood that, for purposes of determining whether the Interest Component on Commercial Paper may be paid from the proceeds of Commercial Paper issued on the maturity date thereof, the amount of such capitalized Interest Component shall constitute a "Funding"); and

            (ii) by deleting clause (iv) thereof, and substituting the following therefor:

                 (iv) the Borrower shall have deposited in the Collection
                      Account, or shall have given irrevocable instructions to the Funding Agent to withhold from the proceeds of such Funding and to deposit in the Collection Account, as the case may be, in each case for allocation to the Collection Account Reserve, an amount equal to (x) on the Effective Date of that certain Extension, Consent and Amendment Agreement, dated as of September 29, 1998, the Collection Account Reserve Minimum (which may include amounts transferred by the Funding Agent to the Collection Account from the Reserve

                      Account, for allocation to the Collection Account Reserve, on such Effective Date) and (y) in the case of any Subsequent Funding, the Collection Account Reserve Shortfall Amount, if any;

     (C)  Section 2.1(c) is hereby amended as follows:

          (i) by restating the parenthetical in clause (1) thereof to read as follows:

                      (such term meaning, for purposes of this Section 2.1(c), (i) a "Trigger Event" as defined in any public asset-backed transaction beginning with and including the AmeriCredit Automobile Receivables Trust 1996-D transaction; or (ii), if applicable, any comparable "spread capture event" in any automobile receivables transaction conducted by any Securitization Trust, whether or not defined in such transaction as a "Trigger Event" and whether or not such transaction is a public transaction)

          (ii) by inserting in clause (2) thereof, after the words "related transaction documentation": "(and such Trigger Event shall be deemed unwaived if there is no Person or Persons entitled to so waive)"; and

          (iii)  by deleting from clause (3) thereof the parenthetical:
                    "(rounded to the nearest 1%)".

     (D) Section 2.1(f)(ii) is hereby amended by deleting the reference to "five (5) Business Days" that appears in clauses "1" and "2" thereof, and substituting therefor a reference to "three (3) Business Days".

     (E) Section 2.1(g) is hereby amended by deleting therefrom, as a condition to each Funding Date, clause (xii) thereof.

     (F) Section 2.4(f) is hereby amended by inserting in the third line thereof, after the word "Date" and before the proviso, the following: "and, if
                                              -------
applicable, upon each Interest Payment Date following the Commitment Expiry
Date".

     (G) Section 2.5 is hereby amended by deleting the reference to "sixty-six (66) months" in the last line thereof and substituting therefor "seventy-eight (78) months".

     (H) Section 4.4 is hereby amended by inserting in the third line thereof, between the word "PARCO" and the word "and", the following: "each APA Bank".

     (I) Section 8.1(b) is hereby amended by restating clause (ii) in the second proviso thereof, as follows:

     (ii) reduce the amount of any payments due and owing to PARCO or any APA Bank hereunder, under the other Basic Agreements or under any Fee Letter, without the prior written consent of PARCO, and each APA Bank affected thereby, as applicable,

     (J) Section 8.5(b) is hereby amended by correcting, in the proviso clause of the next to last sentence thereof, the reference to the "first proviso of Section 8.1(b)" to refer instead to the "second proviso of Section 8.1(b)".

1.   SECTION   Amended VFN.  In connection with this Amendment, the
               -----------
Borrower shall deliver an amended VFN, substantially in the form of Exhibit A hereto, which shall reflect (i) the increased Facility Limit, (ii) the extension of the maturity of the VFN from the Distribution Date occurring in the calendar month that is sixty-six (66) months following the Commitment Expiry Date, to the Distribution Date occurring in the calendar month that is seventy-eight (78) months following the Commitment Expiry Date (unless otherwise accelerated pursuant to the terms of the Basic Agreements), and (iii) that the Interest Component of Commercial Paper may be paid from the proceeds of Commercial Paper issued on the maturity date thereof. The amended VFN is delivered in substitution for the VFN, dated as of October 8, 1997, originally executed and delivered pursuant to the Funding Agreement, merely to reflect the amendments effected hereby, and shall, in no event, be deemed to cancel or extinguish, or in any other respect to affect the rights of the Secured Parties with respect to, amounts outstanding under the VFN prior to such substitution.
2.
3.   SECTION Additional APA Banks; Exiting APA Bank;
             ---------------------------------------
4.                           The Commitments; Consent
                             ------------------------
5.
     (a) As of the Effective Date, each of BankBoston, N.A., Bank of America, National Trust and Savings Association and Bayerische Hypo- und Vereinsbank AG, New York Branch, shall, by its execution and delivery of this Amendment, become an APA Bank party to the Funding Agreement (as hereby amended) for all purposes thereof as if originally a party thereto and each of them hereby agrees to be bound by all of the terms and provisions contained therein.

     (b) As of the Effective Date, the Commitment of Credit Suisse First Boston, New York Branch ("CSFB"), shall be terminated and CSFB shall no longer be a party to the Funding Agreement.

     (c) As of the Effective Date, each APA Bank shall have the respective Commitment set forth opposite its name on Schedule I to this Amendment (which is hereby substituted for Annex I to the Funding Agreement) until the Commitment Expiry Date (after giving effect to the amendment to such term made pursuant to Amendment No. 1 to the Sale and Servicing Agreement).

     (d) Each of the Funding Agent, PARCO and each APA Bank hereby consents to the execution and delivery by the respective parties thereto, of Amendment No. 1 to the Sale and Servicing Agreement, and of Amendment No. 1 to the Security Agreement, substantially in the form, respectively, of Exhibits B and C hereto.

     (e) Each APA Bank hereby makes or restates, as the case may be, the representations and warranties set forth in Section 6.1 of the Funding Agreement, and confirms that such representations and warranties remain true and correct with respect to the Funding Agreement as hereby amended.

6.   SECTION   Conditions to Effectiveness.  The effectiveness of this
               ---------------------------
Amendment shall be subject to the following conditions precedent:
7.
     (1) the prior or concurrent satisfaction of each condition precedent to the effectiveness of Amendment No. 1 to the Sale and Servicing Agreement and the delivery to the Funding Agent of a counterpart or copy, as appropriate, of each document or instrument described in Schedule 1 to such Amendment No. 1;

     (2) the Funding Agent shall have received the amended VFN, substantially in the form of Exhibit A hereto, executed by the Borrower;

     (3) the Funding Agent shall have received completed and signed I.R.S. Forms 4224 or 1001, as applicable, from each APA Bank that is not organized under the laws of the United States or of a state thereof; and

     (4) the Funding Agent shall have received an opinion of local (Federal Republic of Germany) counsel to Bayerische Hypo- und Vereinsbank AG, New York Branch, with respect to enforceability and to such other matters as are customary in similar financings, and shall have received from each new APA Bank an opinion of counsel under New York law or an officer's certificate from a senior credit officer as to authority, incumbency and other corporate matters, in each case satisfactory in form and substance to the Funding Agent.

     SECTION 6.  Representations and Warranties of The Borrower.  The
                 ----------------------------------------------
Borrower hereby affirms that each representation and warranty made by it in
Article III of the Funding Agreement is true and correct on the date hereof, with the same force and effect as if made on the date hereof (except to the extent any such representation or warranty by its terms relates to a specific date) and, without limiting the foregoing, that (x) each of the representations and warranties made with respect to the Funding Agreement remains true and correct with respect to said agreement as hereby amended, and (y) each of the representations and warranties made with respect to the other Basic Agreements to which the Borrower is a party remains true and correct with respect to the Sale and Servicing Agreement, as amended by Amendment No. 1 thereto of even date herewith, and with respect to the Security Agreement, as amended by Amendment No. 1 thereto of even date herewith.

     SECTION 7.  Execution in Counterparts.  This Amendment may be executed
                 -------------------------
in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.

     SECTION 8.  Binding Effect.  This Amendment shall be binding upon, and
                 --------------
inure to the benefit of, the parties hereto and their respective successors and assigns.

     SECTION 9.  Governing Law.  This Amendment shall be governed by and
                 -------------
construed in accordance with the laws of the State of New York.

     SECTION 10.  Severability of Provisions.  Any provision of this
                  --------------------------
Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 11.  Captions.  The captions in this Amendment are for
                  --------
convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 12.  Funding Agreement to Remain in Full Force and Effect.
                  ----------------------------------------------------
Except as expressly amended hereby, the Funding Agreement shall remain in full force and effect and, as so amended, is hereby ratified, adopted and confirmed in all respects. From and after the Effective Date, all references in the Funding Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and all references to the Funding Agreement in any other agreement or document shall be deemed to refer to the Funding Agreement as amended hereby.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.


                         CP FUNDING CORP.,
                           as Borrower


                         By /s/
                           ----------------------
                            Name:
                            Title:


                         PARK AVENUE RECEIVABLES
                           CORPORATION,
                           as Lender


                         By /s/
                           ----------------------
                            Name:
                            Title:


                         THE CHASE MANHATTAN BANK,
                           as APA Bank


                         By /s/
                           ----------------------
                            Name:
                            Title:


                         THE CHASE MANHATTAN BANK,
                          as Funding Agent on behalf of the Secured
                          Parties


                         By /s/
                           ----------------------
                            Name:
                            Title:

                      BANK OF AMERICA NATIONAL TRUST
                         AND SAVINGS ASSOCIATION,
                            as APA Bank

                         By /s/
                           --------------------------
                            Name:
                            Title:

                         BANKBOSTON, N.A., as APA Bank

                         By /s/
                           --------------------------
                            Name:
                            Title:

                         THE BANK OF NOVA SCOTIA, as APA Bank


                         By /s/
                           ---------------------
                            Name:
                            Title:

                         BANK OF TOKYO-MITSUBISHI
                         (DALLAS), as APA Bank


                         By /s/
                           ------------------------
                            Name:
                            Title:

                                BAYERISCHE HYPO- UND VEREINSBANK AG,
                                   NEW YORK BRANCH, as APA Bank

                                   By /s/
                                     ---------------------------
                                   Name:
                                   Title:


                                   By /s/
                                     ---------------------------
                                   Name:
                                   Title:

                         ING (U.S.) CAPITAL CORPORATION,
                           as APA Bank


                           By /s/
                             ---------------------------
                           Name:
                           Title:

                                  SCHEDULE I

                                  COMMITMENTS


                                                                 200,000,000
The Chase Manhattan Bank                                         -----------

                                                                  75,000,000
Bank of America National Trust                                   -----------
 and Savings Association

                                                                  25,000,000
BankBoston, N.A.                                                 -----------

                                                                  25,000,000
The Bank of Nova Scotia, Atlanta Agency                          -----------

                                                                  20,000,000
The Bank of Tokyo-Mitsubishi,                                    -----------
   Houston Agency

                                                                  35,000,000
Bayerische Hypo- und Vereinsbank AG,                             -----------
 New York Branch

                                                                 125,000,000
ING (U.S.) Capital Corporation                                   -----------



  Aggregate Commitment                                           505,000,000
                                                                 ===========



Date:  September 29, 1998